SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 18, 2004
                                                --------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
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               (Exact name of Registrant as specified in charter)


  New Jersey                          0-6729                        22-1737915
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(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)             Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700
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         (Former name or former address, if changed since last report.)

02

Item 7: Financial Statements and Exhibits.

(c)        Exhibits

           The following exhibit is filed herewith:

Exhibit No.                         Description
-----------                         -----------
99.1                                Press release issued by First Montauk
                                    Financial Corp. dated August 18, 2004


Item 12: Results of Operations and Financial Condition.

     On August 18, 2004, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the quarter ended June 30, 2004. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2004                            First Montauk Financial Corp.
                                                  (Registrant)


                                                  By /s/ Victor K. Kurylak
                                                    ----------------------------
                                                    Victor K. Kurylak, President

03                                                        Exhibit 99.1

                         FIRST MONTAUK FINANCIAL CORP.
                                  [Letterhead]



                                [GRAPHIC OMITTED]

                     FIRST MONTAUK ANNOUNCES SECOND QUARTER
                         AND SIX MONTH RESULTS FOR 2004


Red Bank, NJ - August 18, 2004 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the second quarter and six months ended June 30, 2004.

Revenues for the second quarter of 2004 decreased to $14.2 million, compared to $15.9 million for the second quarter of 2003. The Company reported a net income applicable to common stockholders of $2,500 or $.00 per basic and diluted share for the second quarter. This compares to a net loss of $1.3 million or ($.16) per basic and diluted share for the second quarter of 2003.

The Company's revenues for the first half of 2004 increased 23% to $33.1 million, compared to $26.8 million for the same six-month period in 2003. The Company reported a net income applicable to common stockholders of $217,000, or $.02 per basic and diluted share during the first six months of 2004. This compares to a net loss of $1.8 million, or ($.21) per basic and diluted share for the same period in 2003.

Victor K. Kurylak, President and COO of Montauk Financial Group, commented, "Although we reported a return to profitability for the second quarter and first half of 2004, during the quarter we experienced slower trading volumes and weaker equity markets. We continue to face the challenge of controlling costs, adding qualified financial professionals and improving our overall business operations."

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 61,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted approximately 413 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the second quarter ended June 30, 2004, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.

04

                                         FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                                    SELECTED FINANCIAL DATA

                                            In 000's (except for per share amounts)


                                              Six months                            Three months
                                            Ended June 30,                         Ended June 30,

                                         2004            2003                   2004            2003
                                      (unaudited)    (unaudited)             (unaudited)   (unaudited)

Revenues                                 $33,063        $26,859                $14,242         $15,902

Expenses                                  32,800         28,669                 14,217          17,241

Net income/(loss)                          $ 263       $ (1,810)                 $  25        $ (1,339)

Net income/(loss) applicable               $ 217       $ (1,836)                  $  2        $ (1,339)
to common stockholders


Per share of common stock:
    Basic
    Diluted                               $ 0.02       $  (0.21)                 $0.00         $ (0.16)
                                          $ 0.02       $  (0.21)                 $0.00         $ (0.16)


Number of common shares used
net income/(loss) per share:
    Basic
   Diluted


                                       9,598,100      8,527,164              9,587,133       8,527,164
                                      16,048,897      8,527,164              9,738,345       8,527,164



Contacts:

Montauk Financial Group                     Montauk Financial Group
William J. Kurinsky                         Katy Paul
Chief Executive Officer                     Shareholder Relations
732-842-4700, ext. 4227                     732-842-4700, ext. 4220
info@montaukfinancial.com